                                 SCHEDULE 14A
                                (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        EDAC TECHNOLOGIES CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                        EDAC TECHNOLOGIES CORPORATION
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                          EDAC TECHNOLOGIES CORPORATION
                             1806 New Britain Avenue
                              Farmington, CT 06032
                                 (860) 677-2603




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


    The Annual Meeting of Shareholders of EDAC Technologies
Corporation will be held at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut, on May 19, 1998, at 10:00 a.m. Eastern Daylight Time for the following purposes:

     (1)  to elect eight directors; and

     (2) to transact such other business as may properly come before the meeting and any adjournment thereof.

     Shareholders of record at the close of business on April 3, 1998 are entitled to receive notice of and to vote at the meeting. All shareholders are cordially invited to attend the meeting in person. Shareholders who are unable to be present in person are requested to execute and return promptly the enclosed proxy, which is solicited by the Board of Directors of the Company.

     Persons attending the annual meeting are cordially invited to join a tour of the Company's facilities immediately following the meeting. If you plan to attend the tour please fill out and mail the enclosed reply card.

     A copy of the 1997 Annual Report to Shareholders and a Proxy Statement accompany this Notice.









                                   EDAC TECHNOLOGIES CORPORATION



                                   /s/ Ronald G. Popolizio
                                   Ronald G. Popolizio
                                   Secretary


Farmington, Connecticut
April 20, 1998

                        EDAC TECHNOLOGIES CORPORATION
                           1806 New Britain Avenue
                            Farmington, CT 06032
                               (860) 677-2603




             PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                               ON MAY 19, 1998


                           SOLICITATION AND VOTING

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of EDAC Technologies Corporation (the "Company") to be voted at the Annual Meeting of Shareholders to be held at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut, on May 19, 1998 at 10:00 a.m. Eastern Daylight Time, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The mailing to shareholders of this Proxy Statement and accompanying form of proxy will take place on or about April 20, 1998.

        If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated proxy or a vote in person at the Annual Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted in FAVOR of the election of the directors listed in the enclosed proxy.

        Each shareholder of record at the close of business on April 3, 1998 is entitled to one vote for each share of common stock registered in such shareholder's name in regard to each proposal put to shareholders at the meeting. On that date, there were 3,834,550 shares of common stock outstanding, the Company's only class of stock outstanding. Assuming a quorum is present, the directors to be elected to the Board are elected by plurality, meaning the eight directors receiving the most votes will be elected. All other matters which are properly brought before the meeting will be approved upon the affirmative vote of a majority of the shares represented and voted at the meeting. Accordingly, abstentions and broker non-votes will have no effect. The Company knows of no other matter which will be brought before the meeting other than the election of directors.

        The expense of printing and mailing the Notice and Proxy Statement, including forwarding expense to beneficial owners of common stock held in the name of another, will be borne by the Company.

                            ELECTION OF DIRECTORS

        The Company's Bylaws provide for at least five and no more than nine directors to be elected at each Annual Meeting of Shareholders, to hold office until the next succeeding Annual Meeting and until their successors are duly elected. In accordance with the Bylaws, the Company has set the number of directors for the 1998 fiscal year at eight. The following table sets forth certain information about each person nominated for election as a director and each current director:



NOMINEES:


                            Director
Name (and age)              Since       Principal Occupation (1)
--------------              -----       ------------------------

John DiFrancesco (72)       1989        Chairman of the Company
(2)(3)

William J. Gallagher (70)   1986        President, William J.
(2)(3)                                  Gallagher Company
                                        (furniture wholesaler)

Robert J. Gilchrist (52)    1998        Managing Director, Horton
                                        International, Inc.
                                        (management consulting &
                                        executive search firm)

Edward J. McNerney (53)     1997        Chief Executive Officer
(4)                                     of the Company

Lee Morris  (53)            1997        Chairman and Chief Executive
(3)(4)                                  Officer of The Robert E.
                                        Morris Company (distributor of
                                        machine tools)

Francis W. Moskey (66)      1989        Vice-President of the
                                        Company

Arnold J. Sargis  (62)      1997        President, A.J. Sargis and
(2)(4)                                  Associates (consulting firm)

Stephen G.W. Walk (46)      1985        President and principal
(3)(4)                                  shareholder, Blanche P. Field
                                        (custom lamp and lampshade manufacturer)

(1) The principal occupation of each director during the past five years was that shown in the table, except that: (1) Mr. DiFrancesco was Manager of the Sandusky, Ohio, General Motors plant until his retirement in 1986. During Mr. DiFrancesco's retirement he did consulting work for MPB Corp. of Keene, N.H.(precision ball and roller bearing manufacturer);(2) Mr.

     Gilchrist was General Manager at Ensign-Bickford Industries (diversified manufacturing company with principal operations in blast initiation for the aerospace and mining industries) until 1995;(3) Mr. McNerney was North America Manufacturing Manager for Torrington Bearing, an Ingersoll Rand Company, from 1994 to 1996. Prior to that he was President and Chief Operating Officer of MRMC, Inc., a Rostra holding company; (4) Mr. Sargis was Continuous Improvement Manager at Wiremold Corporation (electrical wire management manufacturer) until 1995; (5) Mr. Walk was President and majority shareholder of Viscom International, Inc. (marine equipment importer) from 1989 until 1993;

(2) Member of the Audit Committee, which held one meeting during 1997. The Audit Committee meets annually to consider the report and recommendation of the Company's independent public accountants and is available for additional meetings upon request of such accountants. The Audit Committee's functions also include making recommendations to the Board of Directors regarding the engagement or retention of such accountants, adoption of accounting methods and procedures, public disclosures required for compliance with securities laws and other matters relating to the Company's financial accounting.

(3) Member of the Compensation Committee, which held two meetings during 1997. The Compensation Committee sets the compensation for the executive officers of the Company.

(4) Member of the Strategic Planning Committee which reviews the Company's strategic direction and makes recommendations to the Board of Directors. This committee was formed in May 1997 and met once in 1997.


        The Board of Directors held seven meetings during 1997, three of which were telephonic. No director attended fewer than 75% of the total number of meetings of the Board of Directors and each Committee on which he served.



DIRECTOR'S FEES

        In 1997 the Company paid directors who are not employees of the Company a $10,000 annual retainer and $1,000 for each non-telephonic Board of Directors or Committee meeting attended. In April 1997, to more closely align the interests of the directors and the Company's shareholders, all then-serving, non-employee directors of the Company were granted options to purchase up to 25,000 shares of the Company's common stock at an exercise price of $2.25 per share, which was the fair market value of the stock on the date of grant. In November 1997, Messrs. Gallagher, Morris, Sargis and Walk were granted options to purchase 10,000 shares and Mr. DiFrancesco was granted options to purchase 15,000 shares of the Company's common stock at an exercise price of $6.50 per share, which was the fair market value of the stock on the date of the grant. Mr. Gilchrist was granted options to purchase 10,000 shares in February 1998 at an exercise price of $8.50 per share, which was the fair market value of the stock on the date of grant.
Mr. DiFrancesco was awarded a bonus of $50,000 as Chairman of the Board.

                             EXECUTIVE OFFICERS

         The following table lists the names, ages and offices held by each executive officer of the Company:


         Name                      Age             Office
         ----                      ---             ------
Edward J. McNerney                  53             President and Chief Executive
                                                   Officer

Francis W. Moskey                   66             Vice-President

Ronald G. Popolizio                 39             Vice President, CFO & Secretary




        Mr. McNerney became President and Chief Executive Officer of the Company on January 1, 1997.

        Mr. Moskey joined the Company in 1951. He steadily rose through management, becoming President in May 1989. On January 1, 1997, he became Vice President.

        Mr. Popolizio joined the Company in February 1997 as Vice President, Chief Financial Officer and Secretary.

        Officers are elected annually by and serve at the discretion of the Board of Directors.

                           EXECUTIVE COMPENSATION

        The following table sets forth summary information with respect to all compensation, including stock options granted and all cash bonuses and accrued deferred compensation, incurred by the Company during the last three fiscal years to or on behalf of the Chief Executive Officer and other senior executive officers of the Company whose total annual salary and bonus during fiscal 1997 exceeded $100,000 (the "Named Executive Officers").



SUMMARY COMPENSATION TABLE

                                                              Long Term     All Other
                                  Annual Compensation        Compensation  Compensation
                                  -------------------        ------------  ------------
                                                                Awards       ($) (2)
                                                                ------
                                                      Other   Securities
                                                     Annual   Underlying
                                                     Compen-   Options/
Name and Principal                 Salary   Bonus    sation     SARs
     Position              Year      ($)     ($)      ($)(1)      (#)
--------------------       ----    ------   -----    -------  -----------
Edward J. McNerney         1997   168,174   135,000    79,918    15,000    32,526
  Chief Executive          1996    31,781      --      32,087   100,000     7,500
  Officer (3)              1995      --        --        --        --        --

Ronald G. Popolizio        1997    92,788    48,000      --      15,000      --
  Vice President,          1996      --        --        --        --        --
  CFO and Secretary        1995      --        --        --        --        --

Francis W. Moskey          1997   112,431    20,600      --        --      18,455
  Vice President           1996    93,240      --      14,466      --      29,336
                           1995    93,240      --      14,396      --      28,121


(1) Reflects amounts reimbursed for payment of taxes due on life insurance payments. The amount for Mr. McNerney also includes $32,800 paid for relocation expenses in 1997 and a $50,000 signing bonus (1/2 paid in 1997 and 1/2 paid in 1996) for joining the Company.

(2) For Mr. McNerney represents life insurance premium payments of $7,500 for 1997 and 1996 and $25,026 of payments to defined contribution plans for 1997. For Mr. Moskey represents life insurance premium payments of $25,001 in 1996 and 1995 and payments to defined contribution plans of $18,455, $4,335 and $3,120 for 1997, 1996 and 1995, respectively.

(3) On January 1, 1997, Mr. McNerney became Chief Executive Officer.

Former Chief Executive Officer, Mr. Robert Whitty, received $125,000 in 1997 pursuant to a severance agreement.

         The following table reflects all stock options granted to the Named Executive Officers of the Company during the 1997 fiscal year.



OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                     Percent(1)
                                     of Total                                    Potential
                                     Options                                   Realizable Value
                                     /SARs                                     at Assumed Annual
                       Number of     Granted                                   Rates of Stock
                      Securities     to         Exer-                          Price Appreciation
                      underlying     Employ-    cise or                        For Option Term
                      option/SARs    ees in     Base             Expir-       --------------------
                       Granted       Fiscal     Price            ation          5%            10%
Name                     (#)          Year      ($/Sh)           Date          ($)            ($)
----------------       -------       ------     -----          -------        ------        ------
Edward J. McNerney     15,000          8%      $ 6.50          11/16/07      $61,317       $155,390

Ronald G. Popolizio     5,000          3%        1.813           2/9/02        2,504          5,534
                       10,000          5%        6.50          11/16/07       43,383        109,128


Mr. McNerney's options become exercisable on May 17, 1998. Mr. Popolizio has 5,000 options that are currently exercisable and 10,000 that become exercisable on May 17, 1998.

(1) The percentage is based on options granted to employees and directors. Options for 130,000 shares were granted to directors and options for 47,000 shares were granted to employees during the 1997 fiscal year.


     The following table reflects stock options exercised by the Named Executive Officers during the 1997 fiscal year:


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                   Number of
                                                   Securities      Value of
                                                   Underlying      Unexercised
                                                   Unexercised     in-the-Money
                                                   Options/SARs    Options/SARs
                      Shares                       at FY-End (#)   at FY-End ($)
                      Acquired on    Value         Exercisable/    Exercisable/
Name                  Exercise (#) Realized ($)    Unexercisable   Unexercisable
----                  ------------ ------------    -------------   -------------
Edward J. McNerney       -               -             40,000/         $310,000/
                                                       85,000           498,750

Ronald G. Popolizio      -               -              5,000/           34,685/
                                                       10,000             6,250


PENSION PLAN

        Mr. Moskey has accrued pension benefits under the Company's defined benefit plan that was frozen on April 1, 1993. Benefits are based on the five highest years of compensation, excluding bonus, prior to April 1, 1993 and credited years of service prior to April 1, 1993. Mr. Moskey's annual benefit payable at age 65 is $30,000.


EMPLOYMENT AGREEMENTS

        Pursuant to an employment agreement with the Company, Mr. McNerney is entitled to a minimum annual salary of $165,000 plus an annual incentive bonus determined by the Board of Directors with a guaranteed one time minimum bonus of $30,000 payable in January 1998. Mr. McNerney also received a one time signing bonus of $50,000 payable in $25,000 installments on October 14, 1996 and July 1, 1997. The agreement provided for the grant on October 14, 1996 of options to purchase 100,000 shares of the Company's common stock at an exercise price of $1.00 per share which was the fair market value of the underlying common stock on the date of grant. The options are exercisable in annual installments beginning in 1997 of 40%, 30% and 30%. The agreement also provides for a relocation allowance to cover closing and moving costs. In addition, upon termination of employment for any reason other than cause, or upon involuntary termination of employment due to a change in ownership of the Company, Mr. McNerney will receive severance equal to one year of base compensation. In the event of a change in ownership, previously granted stock options also become immediately exercisable.

        Pursuant to an employment agreement with the Company, Mr. Popolizio is entitled to an annual salary of $100,000 plus a minimum bonus for 1997 of $15,000. In addition, the agreement provides for the annual grant of options to purchase 5,000 shares of the Company's common stock.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consists of the Company's outside directors. Accordingly, during the fiscal year, the Compensation Committee consisted of Mssrs. DiFrancesco, Gallagher, Morris and Walk. Mr. DiFrancesco, upon becoming an employee of the Company, resigned as a member of the Compensation Committee in March 1996. Upon completion of his employment contract on December 31, 1996, Mr. DiFranceso was again appointed to serve on the Compensation Committee. The Company purchased $1,445,964 of machinery and equipment in 1997 and proposes to purchase at least $2,370,000 of machinery and equipment during 1998 from The Robert E. Morris Company. Mr. Lee Morris, who is a director of the Company and a member of the Compensation Committee and the Strategic Planning Committee, is Chairman and Chief Executive Officer and majority owner of the Robert E. Morris Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

        As was reported in the 1997 Proxy Statement, the Compensation Committee of the Board of Directors initiated compensation policies to enhance the financial performance of the Company. The Compensation Committee and the entire Board strongly believes that the shareholders' best interests are served by a motivated workforce that shares in the rewards of achieving objectives that are defined and improve shareholder value.

        With the assistance of a compensation consultant, the Committee formulated an incentive plan to include all employees. The Board of Directors approved the plan late in 1996 and this basic plan was used to determine 1997 bonuses.

        The Committee met in early 1997 to review the operating plan (budget) developed by management. Management presented a very aggressive budget and this instrument was used to measure the financial performance of the management group.

        Actual profit performance exceeded the approved plan by over 70% which resulted in the awarding of the bonuses outlined under "executive compensation". Other factors which influenced the bonus paid to Mr. McNerney were: the comprehensive refurbishing of the Company's two older buildings, his professional approach to succession planning, the Company's greatly improved customer satisfaction and the Company's successful implementation of contemporary manufacturing techniques.


Compensation Committee Members

         John J. DiFrancesco
         William J. Gallagher
         Lee Morris
         Stephen G.W. Walk

SHAREHOLDER RETURN PERFORMANCE GRAPH

        The following performance graph compares the five year cumulative return from investing $100 on December 31, 1992 in the Company's common shares to the Total Return Index for The Nasdaq Stock Market (US Companies) and the Total Return Index for Nasdaq Trucking and Transportation Stocks.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF
        EDAC COMMON STOCK, TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET
      AND TOTAL RETURN INDEX FOR NASDAQ TRUCKING AND TRANSPORTATION STOCKS


DATA FOR GRAPH IN INFORMATION STATEMENT TO SHAREHOLDERS
1998


                                         NASDAQ
                 NASDAQ (US)         TRANSPORTATION       EDAC TECHNOLOGIES
   YEAR       TABLE      INDEX      TABLE      INDEX    BID PRICE    INDEX
      1992    217.864    100.000    170.617    100.000      3.000    100.000
      1993    250.093    114.793    207.285    121.491      1.375     45.833
      1994    244.462    112.209    187.962    110.166      0.813     27.100
      1995    345.715    158.684    219.183    128.465      1.250     41.667
      1996    425.258    195.194    241.889    141.773      2.000     66.667
      1997    522.072    239.632    311.472    182.556      8.750    291.667

                        PRINCIPAL SECURITY HOLDERS AND
                       SECURITY HOLDINGS OF MANAGEMENT

        The following table reflects the beneficial ownership of the outstanding common stock of the Company as of March 23, 1998, by each person known to the Company to own beneficially more than 5% of such stock outstanding, each director and nominee, each Named Executive Officer and all directors and executive officers of the Company as a group.


                                Number of Shares
                                 and Nature of       Percent
                                   Beneficial          of
Name                              Ownership (1)      Class
----                              -------------      -----
EDAC Technologies Corporation
Employee Stock Ownership Plan
and Trust (2)                      856,244           22.3%

John J. DiFrancesco (3)             72,770            1.9%

William J. Gallagher (3)(4)        187,060            4.8%

Robert J. Gilchrist                  3,819            0.1%

Edward J. McNerney (2)             916,917           23.6%

Lee Morris                          21,845            0.6%

John Moses                         372,000            9.7%

Francis W. Moskey (2)              934,010           24.4%

Ronald G. Popolizio (2)            881,031           22.9%

Glenn L. Purple (2)(3)             890,679           23.2%

Arnold Sargis                       23,586            0.6%

Gerald C. Smith                    243,204            6.3%

Stephen G.W. Walk (3)               52,000            1.3%


All Directors and Executive
Officers as a group
(9 persons) (2)(3)               1,389,050           34.2%




(1) Except as otherwise indicated, the specified persons have sole voting and investment power as to all the shares indicated.

(2) The number of shares includes 856,244 shares owned by the EDAC Employee Stock Ownership Plan ("ESOP"). The shares are voted by the Trustees of the EDAC ESOP (subject to direction by participants for allocated shares). The Trustees of the ESOP are as follows:

        Edward J. McNerney          Ronald G. Popolizio
        Francis W. Moskey           Glenn L. Purple

(3) The number of shares shown includes the following shares which may be acquired by exercise of options: 55,000 as to Mr. McNerney; 47,000 each as to Messrs. DiFrancesco, Gallagher and Walk; 15,000 as to Mr. Popolizio; 10,000 each as to Messrs. Morris and Sargis; 2,325 as to Mr. Purple; and 231,000 as to all executive officers and directors as a group.

(4) Includes 16,500 shares held directly by a company wholly-owned by Mr. Gallagher, and 7,030 shares held in that company's profit sharing trust.


     The address of each of the current directors of the Company and the EDAC ESOP is the principal business address of the Company. The address of Mr. Moses is 3616 North Albemarle Street,
     Arlington, VA 22207.

     The above beneficial ownership information is based upon information furnished by the specified persons and is determined in accordance with SEC Rule 13d-3, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes and may include shares as to which beneficial ownership is disclaimed.


                              SHAREHOLDER PROPOSALS

     Shareholders proposals must be received by the Company no later than December 20, 1998, in order to be considered for inclusion in next year's Annual Meeting Proxy.


                                  AUDIT MATTERS

     Representatives of Arthur Andersen LLP, the Company's independent public accountants, will be present at the annual meeting to respond to questions and to make a statement, if they so desire. As of the date of this Proxy Statement, the Company has not yet selected its auditors for 1998, but presently expects to appoint Arthur Andersen LLP.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Messrs. DiFrancesco, Gallagher, Morris and Sargis each reported one purchase late on Form 4. Mr. McNerney reported one purchase and one stock option grant late on Form 4. Mr. Walk reported three transactions late on a Form 4 and two stock option grants late on a Form 5. Messrs. McNerney, Morris, Popolizio and Sargis each filed a late Form 3.





                                        EDAC TECHNOLOGIES CORPORATION


                                        /s/ Ronald G. Popolizio
                                        Ronald G. Popolizio
                                        Secretary



Farmington, Connecticut
April 20, 1998

                        EDAC TECHNOLOGIES CORPORATION
                ANNUAL MEETING OF SHAREHOLDERS - MAY 19, 1998
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Ronald G. Popolizio and Daniel J. Brink the proxies (with full substitution) of the undersigned to attend the annual meeting of shareholders of Edac Technologies Corporation (the "Company") to be held on May 19, 1998 at 10:00 a.m. Eastern Daylight Time, at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut and any adjournment thereof and to vote all shares of stock of the Company held by the undersigned on April 3, 1998, as specified below and on any other matters that may properly come before said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY APPOINTMENT WILL BE VOTED FOR ITEM 1.





           - DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED -

 ___                                                                                                 ____
|                                                                                                        |
|                                                                                                        |

                                         EDAC TECHNOLOGIES CORPORATION 1998 ANNUAL MEETING

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEM 1

1.  ELECTION OF DIRECTORS:   1 - John J. DiFrancesco  2 - William J. Gallagher  3 - Robert J. Gilchrist   / / FOR all nominees
                             4 - Edward J. McNerney   5 - Lee Morris            6 - Francis W. Moskey         listed to the left
                             7 - Arnold J. Sargis     8 - Stephen G.W. Walk                                   (except as specified
                                                                                                               below).

                                                                                                          / /  WITHHOLD AUTHORITY
                                                                                                               to vote for all
                                                                                                               nominees listed to
                                                                                                               the left.
                                                                                                        _________________________
(Instructions:  To withhold authority to vote for any indicated nominee, write the number(s) --------> |_________________________|

OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

 Check appropriate box                            Date ___________________________________________          NO. OF SHARES
 indicate changes below:
 Address Change?        / /   Name Change?    / /                                                       _________________________
                                                                                                       |                         |
                                                                                                       |                         |
                                                                                                       |_________________________|

                                                                                                       Signature(s) in Box
                                                                                                       Please sign exactly as your
                                                                                                       name appears on this Proxy.
                                                                                                       When shares are held by
                                                                                                       joint tenants, both should
                                                                                                       sign.  When signing as
                                                                                                       attorney, executor,
                                                                                                       administrator, trustee
                                                                                                       or guardian,
                                                                                                       please give full title as
                                                                                                       such If a corporation,
                                                                                                       please sign in full
                                                                                                       corporate name by
                                                                                                       President or other authorized
                                                                                                       officer.  If a partnership,
                                                                                                       please sign in partnership
                                                                                                       name by authorized person.
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